UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2014

CLEARWATER PAPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34146	20-3594554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West Riverside Ave., Suite 1100 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (509) 344-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers

(e) Approval of Annual Incentive Plan

On May 5, 2014, at Clearwater Paper Corporation’s (the “Company”) 2014 Annual Meeting of Stockholders (the “Annual Meeting”), stockholders approved an amended and updated Company Annual Incentive Plan (the “Incentive Plan”). The Incentive Plan is designed to link compensation to annual company performance by awarding cash bonuses for achieving pre-defined targets.

The Incentive Plan approved at the Annual Meeting updated and amended the incentive plan originally approved by stockholders in 2010. The changes provide flexibility to the Company and the Compensation Committee of the Company’s Board of Directors to structure performance goals and awards to best align with the strategic direction, goals and needs of the Company in any given year. The changes also expanded the potential qualifying measures upon which annual performance goals may be based and the permitted adjustments to those performance measures.

A summary of the Incentive Plan is set forth in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on March 24, 2014 (the “Proxy Statement”). That summary and the forgoing description are qualified in their entirety by reference to the text of the Incentive Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 5, 2014, the Company held its 2014 Annual Meeting of Stockholders. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in the Company’s Proxy Statement filed with the SEC on March 24, 2014. The certified results of the stockholder vote are as follows:

Proposal 1 – Election of Directors

The following individuals were elected to serve as Class III directors to hold office until the 2017 Annual Meeting of Stockholders or until the respective successors are duly elected and qualified.

Nominee	For	Against	Abstain	Broker non-votes

Frederic W. Corrigan	18,513,708	146,424	150,351	1,002,531
Beth E. Ford	18,576,528	124,749	109,206	1,002,531

Proposal 2 – Ratification of the Appointment of KPMG, LLP as Independent Registered Public Accounting Firm for 2014

The stockholders ratified the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for 2014.

For	Against	Abstain	Broker non-votes
19,673,129	96,171	43,714	N/A

Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation

The compensation of the named executive officers as disclosed in the Company’s Proxy Statement pursuant to Item 402 of Regulations S-K was approved, on an advisory basis, by the stockholders as follows:

For	Against	Abstain	Broker non-votes
18,245,491	436,197	128,795	1,002,531

Proposal 4 – Approval of Annual Incentive Plan

The stockholders approved the Clearwater Paper Corporation Annual Incentive Plan.

For	Against	Abstain	Broker non-votes
18,461,406	307,651	41,426	1,002,531

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Clearwater Paper Corporation Annual Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2014

CLEARWATER PAPER CORPORATION

By:	/s/ Michael S. Gadd
Michael S. Gadd, Corporate Secretary

EXHIBIT INDEX

Exhibit	Description of Exhibit

10.1	Clearwater Paper Corporation Annual Incentive Plan